EXHIBIT 10.24(b)
GUARANTY
     THIS GUARANTY (this “Guaranty”) is executed and delivered effective as of July 3, 2008, by RICHARD M. OSBORNE, individually as a natural person, who is a resident of the State of Ohio, with an address at 8500 Station Street, Mentor, Ohio 44060 (“Guarantor”), in favor of CITIZENS BANK, having an address at 328 S. Saginaw Street, Flint, Michigan 48502 (“Bank”).
W I T N E S S E T H:
     WHEREAS, Bank has agreed to lend to Northeast Ohio Natural Gas Corp., an Ohio corporation (“Borrower”), a revolving line of credit loan in the principal amount of Two Million One Hundred Thousand and no/100 Dollars ($2,100,000.00) (the “Revolving Loan”), and a term loan in the principal amount of Seven Million Seven Hundred Eighty Thousand Twelve and no/100 Dollars ($7,780,012.00) (the “Term Loan”) (the Revolving Loan and the Term Loan are hereinafter collectively referred to as the “Loans”), pursuant to and in accordance with the Credit Agreement dated of even date herewith by and between Borrower and Bank (the “Credit Agreement”); and
     WHEREAS, Borrower has executed and delivered to Bank, among other things, a Revolving Note dated of even date herewith, in the principal amount of Two Million One Hundred Thousand and no/100 Dollars ($2,100,000.00) (the “Revolving Note”), and a Term Note dated of even date herewith, in the principal amount of Seven Million Seven Hundred Eighty Thousand Twelve and no/100 Dollars ($7,780,012.00) (the “Term Note”), to evidence its obligation to repay the Loans to be made to it by Bank and to perform all of its obligations under the Loan Documents (the Revolving Note and the Term Note, as the same may from time to time be increased, decreased, amended, modified, revised, supplemented, renewed, extended or restated, are hereinafter collectively referred to as the “Notes”); and
     WHEREAS, the Loans are secured by, among other things, a Security Agreement dated of even date herewith, by and between Borrower and Bank (the “Security Agreement”) and such other documents executed in connection with the Credit Agreement, the Notes or the Security Agreement (the Credit Agreement, the Notes and the Security Agreement, together with such other documents executed in connection with any of the foregoing, as the same may from time to time be amended, modified, revised, supplemented, substituted, renewed, extended or restated, are hereinafter collectively referred to as the “Loan Documents”); and
     WHEREAS, Guarantor has a direct economic interest in Borrower, and the Loans to Borrower are given in consideration of this Guaranty and such Loans will inure directly or indirectly to the benefit of Guarantor, and such benefit is sufficient consideration for the execution and delivery of this Guaranty in favor of Bank; and
     WHEREAS, Guarantor has agreed to execute and deliver this Guaranty to Bank at the request of Borrower in order to induce Bank to make and close the Loans and to satisfy a condition precedent to closing and funding the Loans.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Bank to make the Loans to Borrower, Guarantor does hereby agree with Bank as follows:

     1. Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally with all other guarantors of the Loans, guarantees to Bank, its successors and assigns, and all subsequent holders of the Notes, the full and prompt payment and performance of the following (hereinafter collectively referred to as the “Obligations”): all loans, advances, debts, liabilities, indebtedness, obligations, covenants, undertakings, promises, agreements, and duties now or hereafter owing to Bank or any affiliate of Citizens Republic Bancorp from Borrower of any kind or nature whatsoever, present or future, whether arising by reason of an extension of credit, opening of a letter of credit, loan, promissory note, guarantee, endorsement, indemnification, agreement, undertaking, contract, rate management agreement, or in any manner whatsoever, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), matured or unmatured, liquidated or unliquidated, primary or secondary, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether or not contemplated by Borrower or Bank on the date hereof, including, but not limited to, the Notes or the other Loan Documents, and all amendments, modifications, revisions, supplements, substitutions, renewals, extensions or restatements thereof, and all principal, interest, charges, expenses, costs, fees (including reasonable attorneys’ fees), indemnification obligations and other sums of any kind thereunder or relating thereto whatsoever. Upon failure of Borrower to pay or perform any of the Obligations when and as the same becomes due and payable and the same is not made by Borrower within any applicable grace period, if any, Bank may, at its sole option, accelerate the payment of the Obligations, all accrued interest and other charges payable thereunder, in which event Guarantor shall pay to Bank, on demand, the entire amount of the Obligations. Bank shall not be obligated to proceed against, or exhaust any other remedies it may have under the Loan Documents or any other documents, or resort to any other security held by Bank, or proceeding against any other guarantor, and Bank may, at its option, proceed directly and at once, without notice, against Guarantor, to collect and recover the full amount of the liability hereunder or any portion thereof. Any and all payments due hereunder shall be made in lawful money of the United States of America at 328 S. Saginaw Street, Flint, Michigan 48502, or such other address as Bank may from time to time designate.
     2. Guarantor agrees (a) to furnish to Bank on or prior to the date hereof and on an annual basis thereafter on or before November 30th of each calendar year, and upon Bank’s written request during the occurrence of any ongoing default or event of default hereunder or under any Loan Documents, a copy of the current personal financial statement of Guarantor, certified by Guarantor, in such form and substance as Bank shall require; (b) to furnish to Bank within fourteen (14) days after filing, a copy of the current federal income tax return of Guarantor together with all schedules and corresponding K-1’s, and if any such return is the subject of any extension, a copy of each such extension shall be provided to Lender within thirty (30) days after filing of same; and (c) to promptly notify Bank of any pending or threatened litigation, the outcome of which could have a material adverse effect on the assets, properties, finances or prospects of Guarantor. Failure to comply with the requirements of this paragraph shall constitute a default hereunder and under the Loan Documents.
     3. Guarantor acknowledges that: Guarantor has a direct economic investment or interest in Borrower, as a partner, shareholder, member, trust beneficiary, or otherwise; that Guarantor is making this Guaranty in Guarantor’s individual capacity; that Guarantor shall remain liable hereunder whether or not Guarantor retains any financial interest in Borrower; and that Guarantor has received sufficient consideration for the execution and delivery of this Guaranty in favor of Bank.

     4. The obligations of Guarantor under this Guaranty shall be irrevocable, absolute and unconditional, and joint and several with all other guarantors of the Loans and shall remain in full force and effect until the principal balance of the Notes, all accrued but unpaid interest on the Notes, and all other Obligations referred to above in Section 1, shall have been irrevocably and indefeasibly paid in full and Bank has no further obligation to make advances under the Notes.
     5. The obligations of Guarantor under this Guaranty shall not be affected, modified or impaired upon the happening of any event, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor:
     (a) The amendment, modification, revision, supplement, substitution, renewal, extension or restatement of any security given by Borrower to Bank to secure repayment of the indebtedness hereby being guaranteed;
     (b) The waiver, release or termination of any of the covenants, agreements or obligations of Borrower under the Notes or Borrower and/or any other guarantor or under any of the other Loan Documents or the Obligations;
     (c) The amendment, modification, revision, supplement, substitution, renewal, extension or restatement (whether material or otherwise) of the Notes, any other Loan Documents, the Obligations or any obligation, covenant or agreement as set forth in the Notes, in any of the other Loan Documents or the Obligations;
     (d) Any failure, omission, delay or lack on the part of Bank to enforce, assert or exercise any right, power or remedy conferred upon it in this Guaranty, in the Notes, in any of the other Loan Documents or the Obligations, or any other acts or omissions on the part of Bank;
     (e) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets of Borrower or Guarantor, however effected, or receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganizations, arrangement, composition with creditors or readjustment or other similar proceedings affecting Borrower, Guarantor, any other guarantor, or any of the assets of Guarantor, or any allegation or contest of the validity of this Guaranty, the Notes, any of the other Loan Documents or the Obligations, or the disaffirmance of the Notes, any of the other Loan Documents or the Obligations in any such proceeding;
     (f) The invalidity, illegality or unenforceability of the Notes, any of the other Loan Documents or the Obligations; or of any provision of the Notes, any of the other Loan Documents or the Obligations;
     (g) The existence, value or condition of any other security or guaranty, or failure by Bank to perfect any lien against, or obtain any security for the Obligations or obtain any other guaranty of the Obligations, or any action or the absence of any action by Bank in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or
     (h) Any other event or action that would, in the absence of this clause, result in the release or discharge by operation of law of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

     6. If after receipt of any payment of all or any part of the Obligations, Bank is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason (including, without limitation, insolvency, bankruptcy, liquidation or reorganization of Borrower or any other guarantor) then to the extent of that payment, the Obligations shall be revived and the obligations of Guarantor under this Guaranty shall be continued in effect without reduction or discharge for that payment, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Bank in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Bank’s rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final, irrevocable and indefeasible.
     7. No setoff, counterclaim or reduction, no diminution of an obligation, and no defense of any kind or nature that Guarantor has or may have against Borrower, Bank or any other guarantor shall affect, modify or impair the obligations hereunder of Guarantor.
     8. For so long as this Guaranty remains in effect, Guarantor shall not have, and Guarantor hereby expressly waives, releases and discharges during such time, any and every right of exoneration, subrogation, contribution, reimbursement and indemnity whatsoever, and any and every right of recourse to security for the debts and Obligations guaranteed hereby, whether against Borrower, any other guarantor or otherwise, until the Obligations have been irrevocably and indefeasibly paid in full. Guarantor hereby indemnifies Bank and agrees to defend and hold harmless Bank from and against the loss, mitigation, subordination or other consequences adverse to Bank by reason of this Guaranty being challenged as a preference or suffering any other subjugation under any bankruptcy or other law, whether state or federal, affecting debtors, creditors and/or the relationship between and among them. Without limiting the generality of the foregoing, for so long as this Guaranty remains in effect, any and all debts and obligations of Borrower to Guarantor (or any other guarantor) whether past, present or future are hereby waived, satisfied and discharged until the Obligations have been irrevocably and indefeasibly paid in full and Bank has no further obligations to make advances under the Notes.
     9. Guarantor hereby expressly waives notice in writing or otherwise from Bank of Bank’s acceptance of and reliance on this Guaranty. Guarantor agrees to pay and shall be liable for all costs, expenses and fees, including all reasonable attorneys’ fees, which may be incurred by Bank in enforcing or attempting to enforce this Guaranty against Guarantor, whether the same shall be enforced by suit or otherwise and except as may be limited by law or judicial order or decision entered in an action to seek recovery of such costs, expenses and fees. Guarantor hereby waives presentment, demand, protest, notice of non-payment, notice of dishonor and all suretyship defenses.
     10. This Guaranty shall bind Guarantor and Guarantor’s heirs, executors, administrators, personal representatives, successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. Guarantor’s liabilities and other obligations under this Guaranty shall survive Guarantor’s death, incompetency or legal disability.
     11. If any clause or provision of this Guaranty is held illegal, invalid or unenforceable by any court, this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable clause or provision had not been contained herein.

     12. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient by the Bank. In order to entitle the Bank to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. If any provision contained in this Guaranty should be breached by any party and thereafter duly waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereto. This Guaranty may be amended only by a written agreement signed by the parties hereto and accepted by the Bank.
     13. Guarantor hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States after the obligations of Guarantor become due, whether by lapse of time, acceleration of maturity or otherwise, waive the issuance and service of process, admit the maturity of the obligations of Guarantor, confess judgment against Guarantor in favor of any holder of this Guaranty for the amount then appearing due, together with interest thereon and costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. Guarantor expressly (a) waives a conflict of interest as to any attorney retained by Bank to confess judgment against Guarantor upon this Guaranty, and (b) consents to the attorney retained by Bank receiving a legal fee from Bank for legal services rendered for confessing judgment against Guarantor, upon this Guaranty. The death of Guarantor shall not impair the authority herein granted as to the survivor(s) of Guarantor. A copy of this Guaranty, certified by Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney. The authority and power to appear for and enter judgment against Guarantor, additional exercises thereof or any imperfect exercise thereof, shall not be extinguished by any judgment entered pursuant thereto.
     14. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection and Guarantor’s obligations hereunder shall be primary and absolute. This Guaranty shall be deemed to be a contract made under the laws of the State of Ohio and for all purposes shall be governed by and construed in accordance with the laws of said State. Guarantor represents and warrants that this Guaranty is being executed and delivered in the State of Ohio.
     15. GUARANTOR HEREBY, AND BANK BY ITS ACCEPTANCE HEREOF, EACH WAIVES THE RIGHT OF A JURY TRIAL IN EACH AND EVERY ACTION ON THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, IT BEING ACKNOWLEDGED AND AGREED THAT ANY ISSUES OF FACT IN ANY SUCH ACTION ARE MORE APPROPRIATELY DETERMINED BY THE COURTS. FURTHER, GUARANTOR HEREBY CONSENTS AND SUBJECTS GUARANTOR TO THE JURISDICTION OF COURTS OF THE STATE OF OHIO AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TO THE VENUE OF SUCH COURTS IN ANY COUNTY IN WHICH BANK IS LOCATED.

     16. Except for a notice required under applicable law to be given in another manner, any notice or other communication required or permitted to be given by this Guaranty or the other Loan Documents or by applicable law shall be in writing and shall be deemed received (a) on the date delivered, if sent by hand delivery to the address set forth on the first page of this Guaranty, (b) three (3) business days following the date deposited in U.S. mail, certified or registered, with return receipt requested, or (c) one (1) business day following the date deposited with Federal Express or other nationally recognized overnight carrier, and in each case delivered to the address set forth on the first page of this Guaranty. Either party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective. Notwithstanding the foregoing, routine communications such as statements, invoices, copies of documents, and the like, may be sent by First Class U.S. Mail.
     17. If the Loans are guaranteed by more than one guarantor, whether in this instrument or by other instruments, the obligations of Guarantor under this Guaranty shall be joint and several with all other guarantors.
     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered to Bank in the State of Ohio as of the date first above written.
WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

/s/ Richard M. Osborne
RICHARD M. OSBORNE,
Individually as a Natural Person